AMENDMENT TO
                        ADMINISTRATIVE SERVICES AGREEMENT

The Administrative Services Agreement between the RiverSource Funds and Ameriprise Financial, Inc. dated October 1, 2005, is hereby amended effective January 12, 2006:

     o To reflect the addition of the following funds: RiverSource Absolute Return - Currency Fund, RiverSource Disciplined Small Cap Value Fund, RiverSource Emerging Markets Bond Fund, RiverSource Floating Rate Fund, RiverSource Income Builder Basic Income Fund, RiverSource Income Builder Enhanced Fund, and RiverSource Income Builder Moderate Income Fund.

Schedule B, Fee Schedule is amended and restated on the following pages.

All other provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this amendment as of the 12th day of January, 2006.

AXP CALIFORNIA TAX-EXEMPT TRUST           AXP PARTNERS SERIES, INC.
AXP DIMENSIONS SERIES, INC.               AXP SECTOR SERIES, INC.
AXP DISCOVERY SERIES, INC.                AXP SELECTED SERIES, INC.
AXP EQUITY SERIES, INC.                   AXP SPECIAL TAX-EXEMPT SERIES TRUST.
AXP FIXED INCOME SERIES, INC.             AXP STOCK SERIES, INC.
AXP GLOBAL SERIES, INC.                   AXP STRATEGY SERIES, INC.
AXP GOVERNMENT INCOME SERIES, INC.        AXP TAX-EXEMPT SERIES, INC.
AXP GROWTH SERIES, INC.                   AXP TAX-FREE MONEY SERIES, INC.
AXP HIGH YIELD INCOME SERIES, INC.        AXP VARIABLE PORTFOLIO INCOME SERIES,
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.     INC.
AXP INCOME SERIES, INC.                   AXP VARIABLE PORTFOLIO INVESTMENT
AXP INTERNATIONAL SERIES, INC.             SERIES, INC.
AXP INVESTMENT SERIES, INC.               AXP VARIABLE PORTFOLIO MANAGED SERIES,
AXP MANAGED SERIES, INC.                   INC.
AXP MARKET ADVANTAGE SERIES, INC.         AXP VARIABLE PORTFOLIO MONEY MARKET
AXP MONEY MARKET SERIES, INC.              SERIES, INC.
AXP PARTNERS INTERNATIONAL SERIES,        AXP VARIABLE PORTFOLIO PARTNERS
  INC.                                     SERIES, INC.

By: /s/ Leslie L. Ogg
    -----------------
        Leslie L. Ogg
        Vice President


AMERIPRISE FINANCIAL, INC.



By: /s/ Paula R. Meyer
    ------------------
        Paula R. Meyer
        Senior Vice President

                                   Schedule B
                                  Fee Schedule

                   Amended and restated as of January 12, 2006

The fee is based on the net assets of the Fund as set forth in the following table:

--------------------------------------- ---------------------------------------------------------------------------------------
                FUNDS                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                        ---------------- ----------------- ---------------- ----------------- -----------------
                                        0 - 500,000,000   500,000,001 -     1,000,000,001   3,000,000,001 -   12,000,000,001 +
                                                          1,000,000,000    - 3,000,000,000   12,000,000,000
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Schedule I                              0.080%           0.075%            0.070%           0.060%            0.050%
           Disciplined Small Cap Value  0.080%           0.075%            0.070%           0.060%            0.050%
                             Discovery  0.080%           0.075%            0.070%           0.060%            0.050%
                      Emerging Markets  0.080%           0.075%            0.070%           0.060%            0.050%
                 Emerging Markets Bond  0.080%           0.075%            0.070%           0.060%            0.050%
                       European Equity  0.080%           0.075%            0.070%           0.060%            0.050%
                       Global Balanced  0.080%           0.075%            0.070%           0.060%            0.050%
                           Global Bond  0.080%           0.075%            0.070%           0.060%            0.050%
                         Global Equity  0.080%           0.075%            0.070%           0.060%            0.050%
       International Aggressive Growth  0.080%           0.075%            0.070%           0.060%            0.050%
                  International Equity  0.080%           0.075%            0.070%           0.060%            0.050%
             International Opportunity  0.080%           0.075%            0.070%           0.060%            0.050%
            International Select Value  0.080%           0.075%            0.070%           0.060%            0.050%
               International Small Cap  0.080%           0.075%            0.070%           0.060%            0.050%
              Partners Small Cap Value  0.080%           0.075%            0.070%           0.060%            0.050%
                   Small Cap Advantage  0.080%           0.075%            0.070%           0.060%            0.050%
                      Small Cap Equity  0.080%           0.075%            0.070%           0.060%            0.050%
                      Small Cap Growth  0.080%           0.075%            0.070%           0.060%            0.050%
                   Small Company Index  0.080%           0.075%            0.070%           0.060%            0.050%
                  Strategic Allocation  0.080%           0.075%            0.070%           0.060%            0.050%
   Variable Portfolio Emerging Markets  0.080%           0.075%            0.070%           0.060%            0.050%
        Variable Portfolio Global Bond  0.080%           0.075%            0.070%           0.060%            0.050%
      Variable Portfolio International  0.080%           0.075%            0.070%           0.060%            0.050%
                           Opportunity
Variable Portfolio Small Cap Advantage  0.080%           0.075%            0.070%           0.060%            0.050%
    Variable Portfolio Small Cap Value  0.080%           0.075%            0.070%           0.060%            0.050%
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Schedule II                             0.070%           0.065%            0.060%           0.050%            0.040%
                 California Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                             Core Bond  0.070%           0.065%            0.060%           0.050%            0.040%
                      Diversified Bond  0.070%           0.065%            0.060%           0.050%            0.040%
                         Floating Rate  0.070%           0.065%            0.060%           0.050%            0.040%
                       High-Yield Bond  0.070%           0.065%            0.060%           0.050%            0.040%
                  Income Opportunities  0.070%           0.065%            0.060%           0.050%            0.040%
                   Inflation Protected  0.070%           0.065%            0.060%           0.050%            0.040%
                    Insured Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
               Intermediate Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                 Limited Duration Bond  0.070%           0.065%            0.060%           0.050%            0.040%
              Massachusetts Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                   Michigan Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                  Minnesota Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                   New York Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                       Ohio Tax-Exempt  0.070%           0.065%            0.060%           0.050%            0.040%
                             Selective  0.070%           0.065%            0.060%           0.050%            0.040%
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------


--------------------------------------- ---------------------------------------------------------------------------------------
                FUNDS                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                        ---------------- ----------------- ---------------- ----------------- -----------------
                                        0 - 500,000,000   500,000,001 -     1,000,000,001   3,000,000,001 -   12,000,000,001 +
                                                          1,000,000,000    - 3,000,000,000   12,000,000,000
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
        Short Duration U.S. Government  0.070%           0.065%            0.060%           0.050%            0.040%
                       Tax-Exempt Bond  0.070%           0.065%            0.060%           0.050%            0.040%
                Tax-Exempt High Income  0.070%           0.065%            0.060%           0.050%            0.040%
              U.S. Government Mortgage  0.070%           0.065%            0.060%           0.050%            0.040%
          Variable Portfolio Core Bond  0.070%           0.065%            0.060%           0.050%            0.040%
   Variable Portfolio Diversified Bond  0.070%           0.065%            0.060%           0.050%            0.040%
   Variable Portfolio Global Inflation  0.070%           0.065%            0.060%           0.050%            0.040%
                             Protected
    Variable Portfolio High Yield Bond  0.070%           0.065%            0.060%           0.050%            0.040%
             Variable Portfolio Income  0.070%           0.065%            0.060%           0.050%            0.040%
                         Opportunities
     Variable Portfolio Short Duration  0.070%           0.065%            0.060%           0.050%            0.040%
                       U.S. Government
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Schedule III                            0.060%           0.055%            0.050%           0.040%            0.030%
                     Aggressive Growth  0.060%           0.055%            0.050%           0.040%            0.030%
                              Balanced  0.060%           0.055%            0.050%           0.040%            0.030%
                       Cash Management  0.060%           0.055%            0.050%           0.040%            0.030%
                    Disciplined Equity  0.060%           0.055%            0.050%           0.040%            0.030%
             Diversified Equity Income  0.060%           0.055%            0.050%           0.040%            0.030%
                  Dividend Opportunity  0.060%           0.055%            0.050%           0.040%            0.030%
                          Equity Value  0.060%           0.055%            0.050%           0.040%            0.030%
                    Fundamental Growth  0.060%           0.055%            0.050%           0.040%            0.030%
                     Fundamental Value  0.060%           0.055%            0.050%           0.040%            0.030%
                     Global Technology  0.060%           0.055%            0.050%           0.040%            0.030%
                                Growth  0.060%           0.055%            0.050%           0.040%            0.030%
                      Large Cap Equity  0.060%           0.055%            0.050%           0.040%            0.030%
                       Large Cap Value  0.060%           0.055%            0.050%           0.040%            0.030%
                        Mid Cap Growth  0.060%           0.055%            0.050%           0.040%            0.030%
                         Mid Cap Value  0.060%           0.055%            0.050%           0.040%            0.030%
                        New Dimensions  0.060%           0.055%            0.050%           0.040%            0.030%
                       Precious Metals  0.060%           0.055%            0.050%           0.040%            0.030%
                           Real Estate  0.060%           0.055%            0.050%           0.040%            0.030%
                         S&P 500 Index  0.060%           0.055%            0.050%           0.040%            0.030%
                          Select Value  0.060%           0.055%            0.050%           0.040%            0.030%
                                 Stock  0.060%           0.055%            0.050%           0.040%            0.030%
                   Strategy Aggressive  0.060%           0.055%            0.050%           0.040%            0.030%
               Tax-Exempt Money Market  0.060%           0.055%            0.050%           0.040%            0.030%
                                 Value  0.060%           0.055%            0.050%           0.040%            0.030%
           Variable Portfolio Balanced  0.060%           0.055%            0.050%           0.040%            0.030%
    Variable Portfolio Cash Management  0.060%           0.055%            0.050%           0.040%            0.030%
 Variable Portfolio Diversified Equity  0.060%           0.055%            0.050%           0.040%            0.030%
                                Income
             Variable Portfolio Growth  0.060%           0.055%            0.050%           0.040%            0.030%
   Variable Portfolio Large Cap Equity  0.060%           0.055%            0.050%           0.040%            0.030%
    Variable Portfolio Large Cap Value  0.060%           0.055%            0.050%           0.040%            0.030%
     Variable Portfolio Mid Cap Growth  0.060%           0.055%            0.050%           0.040%            0.030%
      Variable Portfolio Mid Cap Value  0.060%           0.055%            0.050%           0.040%            0.030%
     Variable Portfolio New Dimensions  0.060%           0.055%            0.050%           0.040%            0.030%
      Variable Portfolio S&P 500 Index  0.060%           0.055%            0.050%           0.040%            0.030%
       Variable Portfolio Select Value  0.060%           0.055%            0.050%           0.040%            0.030%
Variable Portfolio Strategy Aggressive  0.060%           0.055%            0.050%           0.040%            0.030%
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------


--------------------------------------- ---------------------------------------------------------------------------------------
                FUNDS                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                        ---------------- ----------------- ---------------- ----------------- -----------------
                                        0 - 500,000,000   500,000,001 -     1,000,000,001   3,000,000,001 -   12,000,000,001 +
                                                          1,000,000,000    - 3,000,000,000   12,000,000,000
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Schedule IV                             0.020%           0.020%            0.020%           0.020%            0.020%
           Income Builder Basic Income  0.020%           0.020%            0.020%           0.020%            0.020%
        Income Builder Enhanced Income  0.020%           0.020%            0.020%           0.020%            0.020%
        Income Builder Moderate Income  0.020%           0.020%            0.020%           0.020%            0.020%
          Portfolio Builder Aggressive  0.020%           0.020%            0.020%           0.020%            0.020%
        Portfolio Builder Conservative  0.020%           0.020%            0.020%           0.020%            0.020%
            Portfolio Builder Moderate  0.020%           0.020%            0.020%           0.020%            0.020%
 Portfolio Builder Moderate Aggressive  0.020%           0.020%            0.020%           0.020%            0.020%
            Portfolio Builder Moderate  0.020%           0.020%            0.020%           0.020%            0.020%
                          Conservative
        Portfolio Builder Total Equity  0.020%           0.020%            0.020%           0.020%            0.020%
--------------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------